MANAGEMENT SERVICES AGREEMENT

         This Management Services Agreement (the "Agreement"), by and among (i) Vacation Properties International, Inc., a Delaware corporation ("VPI"), (ii) Whistler Chalets Limited (the "Company"), a British Columbia corporation and a wholly-owned subsidiary of Whistler Chalet Holding Corp. ("Whistler Holding"), a Canadian corporation and a subsidiary of VPI, (iii) Whistler Blackcomb Central Reservations, Inc., a British Columbia corporation (the "Management Company"), and (iv) J. Patrick McCurdy (or such other person as shall be appointed to such position by Management Company, if acceptable to and consented to in writing by the Company, "Manager"), is hereby entered into as of this [___] day of [________], 1998, and shall be effective as of the date of the consummation of the initial public offering of the common stock of VPI.

                                 R E C I T A L S
                                 ---------------

A. As of the date of this Agreement, the Company is engaged primarily in the business of providing residential property management, rental and sales services and hotel management services.

B. Management Company is retained hereunder by the Company in a confidential relationship wherein Management Company and Manager, in the course of providing management services to the Company, has and will continue to become familiar with and aware of information as to the Company's and VPI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by the Company and VPI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company and VPI; this information is a trade secret and constitutes the valuable good will of the Company and VPI.

                               A G R E E M E N T S
                               -------------------

         In  consideration  of  the  mutual  promises,   terms,   covenants  and
conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1.       MANAGEMEMENT SERVICES AND DUTIES.

         (a) The Company hereby retains Management Company to provide Manager to perform the services and duties of a President of the Company. As such, Manager shall have responsibilities, duties and authority reasonably accorded to and expected of a President of the Company and will report directly to the Board of Directors of the Company (the "Board"). Management Company and Manager hereby accept such obligations upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, Manager agrees to devote Manager's full working time, attention, and efforts to promote and further the business of the Company.

         (b) Manager shall faithfully adhere to, execute and fulfill all policies established by the Company.

         (c) Neither Management Company nor Manager shall, during the term of their respective provision of services hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if such activity interferes with their duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Manager from making personal investments in such form or manner as will neither require Manager's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 3 hereof.

2.       FEES.

         For all services rendered by Management Company and Manager, the Company shall compensate Management Company as follows:

         (a) Base Management Fee. The base management fee to Management Company shall be Canadian $60,000 per year, payable on a regular basis in accordance with the Company's standard payroll procedures but not less frequently than monthly.

         (b) Incentive Bonus Plan. For 1998 and subsequent years, it is the Company's intent to develop a written Incentive Bonus Plan (which may be VPI's Incentive Bonus Plan) setting forth the criteria under which Management Company will be eligible to receive year-end bonus awards.

         (c) Executive Perquisites, Benefits and Other Compensation. Management Company shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

                  (i) Company shall reimburse Management Company for payment of all premiums for coverage for Manager under health, hospitalization, disability, dental, life and other insurance plans, such benefits provided indirectly to Manager under this clause shall be at least equal to such benefits provided to VPI executives.

                  (ii) Reimbursement to Management Company for all necessary and customary business travel and other out-of-pocket expenses reasonably incurred by Management Company and/or Manager in the performance of Management Company and Manager's services pursuant to this Agreement, plus additional reimbursements to Management Company of up to Canadian $15,000 of expenses incurred by Manager at his discretion. All reimbursable expenses shall be appropriately documented in reasonable detail by Management Company and/or Manager, as the case may be, upon submission of any request for reimbursement, and in a format, time and manner consistent with the Company's expense reporting policy.

                  (iii) The Company shall reimburse Management Company for the provision of such executive perquisites as may be available to or deemed appropriate for Manager by the Board.

3. NON-COMPETITION.

         (a) Neither Management Company nor Manager shall, during the period of their performance of services with the Company, and for a period of two (2) years immediately following the termination of (x) in the case of Management Company, Management Company's services or (y) in the case of any Manager, such Manager's services under this Agreement (the "Noncompetition Period"), for any reason whatsoever, directly or indirectly, for himself or herself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature:

                  (i) engage, as an officer, director, shareholder, owner, partner, joint venturer or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any residential property management, rental or sales business or hotel management business in direct competition with the Company or VPI or any subsidiary of either the Company or VPI, within 100 miles of the locations in which the Company or VPI or any of the Company's or VPI's subsidiaries conducts any residential property management, rental or sales business or hotel management business (the "Territory");

                  (ii) call upon any person who is, at that time, within the Territory, an employee of the Company or VPI (including the respective subsidiaries thereof) in a sales representative or managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Company or VPI (including the respective subsidiaries thereof), provided that Manager shall be permitted to call upon and hire any member of his or her immediate family;

                  (iii) call upon any person or entity which is at that time, or which has been, within one (1) year prior to that time, a customer of the Company or VPI (including the respective subsidiaries thereof) within the Territory for the purpose of providing residential property management, rental or sales services or hotel management services to property owners and/or renters in direct competition with the Company or VPI or any subsidiary of the Company or VPI within the Territory; or

                  (iv) call upon any prospective acquisition candidate, on Management Company's or Manager's own behalf or on behalf of any competitor in the residential property management, rental or sales business or hotel management business, which candidate, to Manager's actual knowledge after due inquiry, was called upon by the Company or VPI (including the respective subsidiaries thereof) or for which, to Manager's actual knowledge after due inquiry, the Company or VPI (or any subsidiary thereof) made an acquisition analysis, for the purpose of acquiring such entity, unless the Company or VPI (or any subsidiary thereof) has expressly declined to pursue such acquisition candidate or at least one (1) year has elapsed since the Company or VPI (or any subsidiary thereof) has taken any action with respect to pursuing such acquisition candidate.

         Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Management Company or Manager from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business whose stock is traded on a national securities exchange or over-the-counter.

         (b) Because of the difficulty of measuring economic losses to the Company and VPI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to the Company and VPI for which they would have no other adequate remedy, Management Company and Manager each agree that the foregoing covenant may be enforced by VPI or the Company in the event of breach by either of them, by injunctions and restraining orders.

         (c) It is agreed by the parties hereto that the foregoing covenants in this paragraph 3 impose a reasonable restraint on Management Company and Manager in light of the activities and business of the Company or VPI (including VPI's other subsidiaries) on the date of the execution of this Agreement and the current plans of the Company or VPI (including VPI's other subsidiaries); but it is also the intent of the Company, VPI, Management Company and Manager that such covenants be construed and enforced in accordance with the changing locations of the Company and VPI (including VPI's other subsidiaries) throughout the Noncompetition Period. For example, if, during the Noncompetition Period, the Company or VPI (including VPI's other subsidiaries) establishes new locations for its current activities or business in addition to the locations currently established therefor, then Management Company and Manager will be precluded from soliciting customers or employees from such new locations and from directly competing within 100 miles of such new locations through the Noncompetition Period.

         It is further agreed by the parties hereto that, in the event that Management Company or Manager, as the case may be, shall cease to be retained hereunder, and shall enter into a business or pursue other activities not in competition with the Company or VPI (including VPI's other subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 3, and in any event such new business, activities or location are not in violation of this paragraph 3 or of Management Company's or Manager's obligations, as the case may be, under this paragraph 3, if any, Management Company or Manager, as the case may be, shall not be chargeable with a violation of this paragraph 3 if the Company or VPI (including VPI's other subsidiaries) shall thereafter enter the same, similar or a competitive (i) business, (ii) course of activities or (iii) location, as applicable.

         (d) The covenants in this paragraph 3 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall thereby be reformed.

         (e) All of the covenants in this paragraph 3 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Management Company and/or Manager against the Company or VPI (including the subsidiaries thereof), whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by VPI or the Company of such covenants. It is specifically agreed that the Noncompetition Period, during which the agreements and covenants of Management Company and Manager made in this paragraph 3 shall be effective, shall be computed by excluding from such computation any time during which a court of competent jurisdiction or other arbitrator or mediator has determined that Management Company or Manager, as the case may be, is in violation of any provision of this paragraph 3.

4.       PLACE OF PERFORMANCE.

         Manager shall not be required to relocate for performance of services hereunder.

5.       TERM; TERMINATION; RIGHTS ON TERMINATION.

         The term of this Agreement shall begin on the date hereof and continue for three (3) years, and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal (such initial three year period and any extensions thereof being referred to herein as the "Term"). This Agreement and Management Company's services may be terminated in any one of the following ways:

         (a) Death. The death of Manager shall immediately terminate this Agreement with no severance compensation due to Manager's estate.

         (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Manager shall have been absent from Manager's full-time duties hereunder for one hundred twenty (120) consecutive days, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such one hundred twenty (120) day period, but which shall not be effective earlier than the last day of such one hundred twenty (120) day period), the Company may terminate Management Company's obligations hereunder provided Manager is unable to resume Manager's full-time duties at the conclusion of such thirty (30) day notice period. Also, Management Company may terminate Management Company's and Manager's obligations hereunder if Manager's health should become impaired to an extent that makes the continued performance of Manager's duties hereunder hazardous to Manager's physical or mental health or life, provided that Management Company shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty (30) days of the date of such written statement, Manager shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Manager or Manager's doctor and such doctor shall have concurred in the conclusion of Manager's doctor. In the event this Agreement is terminated as a result of Manager's disability, neither Management Company nor Manager shall have any right to any severance compensation.

         (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Management Company for good cause, which shall be: (1) Management Company's or Manager's willful, material, and irreparable breach of this Agreement; (2) Management Company's or Manager's failure to adequately perform, continuing for ten (10) days after receipt of written notice stating the alleged failure with reasonable specificity and the need to cure, any of Management Company's or Manager's material duties and responsibilities hereunder; (3) Management Company's or Manager's willful dishonesty, fraud, or misconduct which adversely affects the operations or reputation of the Company or VPI; (4) Management Company's or Manager's conviction in a court of competent jurisdiction of a felony or any misdemeanor other than a minor traffic violation; or (5) chronic alcohol abuse or illegal drug use by Manager, provided that in the case of any termination pursuant to clauses (1) or (2), such termination must be approved by at least two-thirds of the members of the Board of Directors of VPI. In the event of a termination for good cause, as enumerated above, neither Management Company nor Manager shall have any right to any severance compensation.

         (d) Without Good Cause. Management Company and Manager may only be terminated without good cause by the Company during the Term hereof if such termination is approved by at least two-thirds of the members of the Board of Directors of VPI. Should Management Company and Manager be terminated by the Company without good cause during the Term, Management Company shall be entitled to continue to receive from the Company the base management fee at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever period is longer. Any termination without good cause by the Company shall operate to shorten the Noncompetition Period to one
(1) year immediately following the date of such termination. Further, should Management Company and Manager be terminated by the Company without good cause at any time during or after the Term, Management Company shall be entitled to waive Management Company's right to receive severance compensation (by a written waiver delivered to the Company on the effective date of termination), and, in such case, the non-competition provisions of paragraph 3 shall not apply.

         (e) By Management Company. At any time after the commencement of services, Management Company may, without "good reason" (as defined below), terminate this Agreement and Management Company's and Manager's obligations without good reason, effective thirty (30) days after written notice is provided to the Company. If Management Company resigns or otherwise terminates Management Company's and Manager's obligations without good reason, Management Company shall receive no severance compensation. If Management Company's termination is for good reason (defined as the Company's failure to pay Management Company on a timely basis the amounts to which it is entitled under this Agreement or as a result of any other material breach of this Agreement by the Company, as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 16 below), the Company shall pay all amounts and damages to which Management Company may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Management Company and Manager to enforce their rights hereunder in addition to any severance compensation to which Management Company may be entitled to hereunder, as calculated pursuant to Section 5(d) hereof. Further, none of the provisions of paragraph 3 hereof shall apply in the event this Agreement is terminated as a result of such a breach by the Company.

         (f) Change in Control of VPI, the Company, Management Company or Whistler Holding. In the event of a "Change in Control" (as defined below) of VPI, the Company, Management Company or Whistler Holding during the Term, refer to paragraphs 12 & 13 below.

         (g)  No   Severance   Compensation   Directly  to  Manager.   Severance
compensation, if any, is to be paid only to Management Company, and Manager shall have no right to receive any severance compensation in any event.

         Upon termination of this Agreement for any reason provided above, Management Company shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation subsequent to termination, if any, will be due and payable to Management Company only to the extent and in the manner expressly provided above or in paragraph 12 hereof. All other rights and obligations of VPI, the Company, Management Company and Manager under this Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 9 hereof and Management Company's and Manager's obligations under paragraphs 3, 6, 7, 8 and 10 hereof shall survive such termination in accordance with their terms.

6.       RETURN OF COMPANY PROPERTY.

         All records, designs, patents, business plans, financial statements, manuals, memoranda, lists and other property delivered to or compiled by Management Company and/or Manager by or on behalf of the Company, VPI or their representatives, vendors or customers which pertain to the business of the Company or VPI shall be and remain the property of the Company or VPI, as the case may be, and be subject at all times to their discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials and other similar data pertaining to the business, activities or future plans of the Company or VPI which is collected by Management Company and/or Manager shall be delivered promptly to the Company without request by it upon termination of Management Company's and Manager's services hereunder.

7.       INVENTIONS.

         Management Company and/or Manager shall disclose promptly to VPI and the Company any and all significant conceptions and ideas for inventions, improvements and valuable discoveries, whether patentable or not, which are conceived or made by Management Company and/or Manager, solely or jointly with another, during the Term or within one (1) year thereafter, and which are directly related to the business or activities of the Company or VPI and which Management Company and/or Manager conceives as a result of Manager's relationship with the Company. Management Company and Manager hereby assign and agree to assign all of Management Company's and/or Manager's interests therein to the Company or its nominee. Whenever requested to do so by the Company, Management Company and/or Manager, as the case may be, shall execute any and all applications, assignments or other instruments that the Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect the Company's interest therein.

8.       TRADE SECRETS.

         Management Company and Manager agree that they will not, during or after the Term of this Agreement with the Company, disclose the specific terms of the Company's or VPI's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company or VPI, whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

9.       INDEMNIFICATION.

         In the event Management Company or Manager is made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by the Company or VPI against Management Company or Manager), by reason of the fact that Management Company or Manager is or was performing services under this Agreement, then the Company shall indemnify Management Company or Manager, as the case may be, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Management Company or Manager in connection therewith. In the event that Management Company or Manager and the Company are made a party to the same third-party action, complaint, suit or proceeding, the Company or VPI agrees to engage competent legal representation, and Management Company and/or Manager, as the case may be, agree(s) to use the same representation, provided that if counsel selected by VPI shall have a conflict of interest that prevents such counsel from representing Management Company or Manager, Management Company or Manager may engage separate counsel and the Company or VPI shall pay all reasonable attorneys' fees and expenses of such separate counsel.

10.      NO PRIOR AGREEMENTS.

         Management Company and Manager hereby represent and warrant to the Company that the execution of this Agreement by Management Company and Manager and their being retained by the Company and the performance of their duties hereunder will not violate or be a breach of any agreement with a former employer, client or any other person or entity. Further, Management Company and Manager each agrees to indemnify the Company for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any noncompetition agreement, invention or secrecy agreement between Management Company or Manager and such third party which was in existence as of the date of this Agreement.

11.      ASSIGNMENT; BINDING EFFECT.

         Management Company and Manager each understands that they have been selected for provision of management services by the Company on the basis of Manager's personal qualifications, experience and skills. Neither Management Company nor Manager, therefore, shall assign all or any portion of their performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 12 below, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

12.      CHANGE IN CONTROL OF COMPANY AND/OR VPI.

         (a) Unless Management Company and/or Manager elect to terminate this Agreement pursuant to (c) below, Management Company and/or Manager understand and acknowledge that the Company and/or VPI may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of the Company and/or VPI hereunder or that the Company and/or VPI may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 12 shall be applicable.

         (b) In the event of a pending Change in Control wherein the Company and/or VPI and Management Company and/or Manager have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of the Company's and/or VPI's business and/or assets that such successor is willing as of the closing to assume and agree to perform the Company's and/or VPI's obligations under this Agreement in the same manner and to the same extent that the Company and/or VPI is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by the Company without cause during the Term and the applicable portions of paragraph 5(d) will apply; however, under such circumstances, the amount of the severance payment due to Manager shall be triple the amount calculated under the terms of paragraph 5(d) and shall be payable in a lump-sum payment and the noncompetition provisions of paragraph 3 shall not apply.

         (c) In any Change in Control situation, Management Company and/or Manager may elect to terminate this Agreement by providing written notice to the Company at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 5(d) will apply as though the Company had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the severance payment due to Manager shall be double the amount calculated under the terms of paragraph 5(d) and shall be payable in a lump-sum payment and the noncompetition provisions of paragraph 3 shall all apply for a period of two (2) years from the effective date of termination. Manager shall have the right to waive Manager's right to receive the severance compensation payable under this paragraph 12(c) (by a written waiver delivered to the Company on or before the effective date of the termination), in which case the noncompetition provisions of paragraph 3 shall not apply.

         (d) For purposes of applying paragraph 5 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements and lump-sum payments due Manager must be paid in full by the Company at or prior to such closing. Further, Manager will be given sufficient time and opportunity to elect whether to exercise all or any of Manager's vested options to purchase VPI Common Stock, including any options with accelerated vesting under the provisions of VPI's 1998 Long-Term Incentive Plan, such that Manager may convert the options to shares of VPI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Manager so desires.

         (e) A "Change in Control" shall be deemed to have occurred if any of the following shall have occurred unless the transaction or event shall have been approved by at least two-thirds (2/3) of the Board of Directors of VPI:

                  (i) any person or entity, other than VPI or an employee benefit plan of VPI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or VPI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or VPI;

                  (ii) the following individuals no longer constitute a majority of the members of the Board of Directors of VPI: (A) the individuals who, as of the closing date of VPI's initial public offering, constitute the Board of Directors of VPI (the "Original Directors"); (B) the individuals who thereafter are elected to the Board of Directors of VPI and whose election, or nomination for election, to the Board of Directors of VPI was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board of Directors of VPI and whose election, or nomination for election, to the Board of Directors of VPI was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election);

                  (iii)  the   stockholders  of  VPI  shall  approve  a  merger,
         consolidation, recapitalization or reorganization of VPI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of VPI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (iv) the stockholders of VPI shall approve a plan of complete liquidation of VPI or an agreement for the sale or disposition by VPI of all or a substantial portion of VPI's assets (i.e., 50% or more of the total assets of VPI).

         (f) Management Company and Manager must be notified in writing by the Company at any time that the Company anticipates that a Change in Control may take place.

13.      CHANGE IN CONTROL OF MANAGEMENT COMPANY AND/OR WHISTLER HOLDING.

         In any Management Company Change in Control situation, Company may elect to terminate this Agreement by providing written notice to the Management Company at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 5(c) will apply as though the Management Company had terminated the Agreement with good cause during the Term.

         (a) A "Management Company Change in Control" shall be deemed to have occurred if any of the following shall have occurred unless the transaction or event shall have been approved by at least two-thirds (2/3) of the Board of Directors of VPI:

                  (i) any person or entity, other than Whistler Holding or an employee benefit plan of Whistler Holding, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Management Company or Whistler Holding and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Management Company or Whistler Holding;

                  (ii) the following individuals no longer constitute a majority of the members of the Board of Directors of Management Company or Whistler Holding: (A) the individuals who, as of the closing date of VPI's initial public offering, constitute the Board of Directors of Management Company or Whistler Holding (the "Original Whistler Directors"); (B) the individuals who thereafter are elected to the Board of Directors of Management Company or Whistler Holding and whose election, or nomination for election, to the Board of Directors of Management Company or Whistler Holding was approved by a vote of at least two-thirds (2/3) of the Original Whistler Directors then still in office (such directors becoming "Additional Original Whistler
         Directors" immediately following their election); and (C) the individuals who are elected to the Board of Directors of Management Company or Whistler Holding and whose election, or nomination for election, to the Board of Directors of Management Company or Whistler Holding was approved by a vote of at least two-thirds (2/3) of the Original Whistler Directors and Additional Original Whistler Directors then still in office (such directors also becoming "Additional Original Whistler Directors" immediately following their election);

                  (iii) the stockholders of Management Company or Whistler Holding shall approve a merger, consolidation, recapitalization or reorganization of Management Company Whistler Holding, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of Management Company or Whistler Holding immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (iv) the stockholders of Management Company or Whistler Holding shall approve a plan of complete liquidation of Management Company or Whistler Holding or an agreement for the sale or disposition by Management Company or Whistler Holding of all or a substantial portion of Management Company's or Whistler Holding's assets (i.e., 50% or more of the total assets of Management Company or Whistler Holding).

         (b) Company must be notified in writing by the Management Company at any time that the Management Company anticipates that a Management Company Change in Control may take place.

14.      COMPLETE AGREEMENT.

         This Agreement is not a promise to retain future services. This Agreement supersedes any other agreements or understandings, written or oral, among the Company, VPI, Management Company and Manager, and neither Management Company nor Manager has any oral representations, understandings or agreements with the Company or any of its officers, directors or representatives covering the same subject matter as this Agreement.

         This written Agreement is the final, complete and exclusive statement and expression of the agreement between the Company, Management Company and Manager and of all the terms of this

Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company, Management Company and Manager, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

15.      NOTICE.

         Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

                  To the Company:   Vacation Properties International, Inc.
                                    1355-B Lynnfield Road, Suite 245
                                    Memphis, Tennessee 38119
                                    Attn.: David C. Sullivan


                  To Management Company and/or Manager:

                                    J. Patrick McCurdy
                                    c/o Whistler Chalets Limited
                                    Suite 216
                                    4368 Main Street
                                    Whistler, British Columbia
                                    Canada V0N 1B4
                                    Marked: "Personal and Confidential"

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 15.

16.      SEVERABILITY; HEADINGS.

         If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

17.      ARBITRATION.

         Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Memphis, Tennessee in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Management Company and/or Manager, as the case may be, was terminated without disability or good cause, as defined in paragraphs 5(b) and 5(c) hereof, respectively, or that the Company has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by the Company.

18.      GOVERNING LAW.

         This Agreement shall in all respects be construed according to the laws of the province of British Columbia.

19.      COUNTERPARTS.

         This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                            Whistler Chalets Limited

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            Vacation Properties International, Inc., a Delaware corporation

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            Whistler Blackcomb Central Reservations, Inc.

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------


                            /s/ J. Patrick McCurdy
                            ----------------------------------------------------
                            J. Patrick McCurdy, Individually



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